UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 22, 2008

(Date of earliest event reported)

TECH DATA CORPORATION

(Exact name of registrant as specified in its charter)

Florida	0-14625	59-1578329
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

5350 Tech Data Drive

Clearwater, Florida, 33760

(Address of principal executive offices)

727-539-7429

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On October 22, 2008, Tech Data Corporation (the “Company”) renewed its receivables securitization program which allows the Company to transfer a designated pool of U.S. accounts receivable to provide security or collateral for borrowing. The Company entered into Amendment Number 13 to the Transfer and Administration Agreement dated May 19, 2000 (the “Agreement”). The Agreement, originally scheduled to expire in December 2008, has been renewed for an additional year as a $300 million committed facility. The Company will pay interest on advances under the Agreement at designated commercial paper rates plus an agreed-upon margin.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

October 27, 2008	/s/ JEFFERY P. HOWELLS
Jeffery P. Howells
Executive Vice President &
Chief Financial Officer
Tech Data Corporation